SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


 [X] Filed by the Registrant
 [ ] Filed by a Party other than the Registrant
 [ ] Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-12

 [ ] Confidential, for use of the
     Commission only (as permitted by
     Rule 14a-6(e)(2))


                              CELGENE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant


Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------------

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059


                                        May 15, 2002




Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Celgene Corporation. The Annual Meeting will be held on Tuesday, June 10, 2003, beginning at 1:00 p.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036. The formal Notice of Annual Meeting is set forth in the enclosed material.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on our operation.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

   We appreciate your investment in us and urge you to return your proxy card as soon as possible.




                                        Sincerely,



                                        John W. Jackson
                                        Chairman of the Board and
                                        Chief Executive Officer

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059


                              ------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ------------------
     The Annual Meeting of Stockholders (the "Annual Meeting") of CELGENE CORPORATION will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on June 10, 2003, at 1:00 p.m., local time, for the following purposes:

   1. to elect ten directors;

   2. to amend and restate the 1998 Stock Incentive Plan (known prior to April 23, 2003 as the 1998 Long-Term Incentive Plan) to increase the number of shares that may be subject to awards granted thereunder from 8,500,000 to 12,500,000 and to authorize the award of certain performance-based awards;

   3. to ratify the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2003; and

   4. to transact any such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 29, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

   A proxy and return envelope are enclosed for your convenience.

                                              By order of the Board of
                                              Directors



                                              JOHN W. JACKSON
                                              Chairman of the Board and
                                              Chief Executive Officer



May 15, 2003


                            YOUR VOTE IS IMPORTANT
                    Please mark, sign and date the enclosed
                       proxy card and return it promptly
               in the enclosed self-addressed, stamped envelope.

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059
                             ---------------------
                                PROXY STATEMENT
                            ---------------------
     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at our Annual Meeting of Stockholders (the "Meeting" or "Annual Meeting") to be held on June 10, 2003, and at any adjournment or postponement thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 15, 2003.


RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on April 29, 2003, the record date for the Annual Meeting (the "Record Date"), will be entitled to notice of and to vote at the Meeting. On the Record Date we had outstanding 80,771,598 shares of common stock, par value $.01 per share (the "Common Stock"), which are our only securities entitled to vote at the Annual Meeting, each share being entitled to one vote.


REVOCABILITY OF PROXIES

     Stockholders who execute proxies may revoke them by giving written notice to our Chief Executive Officer at any time before such proxies are voted. Attendance at the Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy.


OTHER MATTERS

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Meeting, other than the election of directors, the amendment and restatement of the 1998 Stock Incentive Plan and the confirmation of the appointment of our independent certified public accountants for the current fiscal year. However, if other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.


SOLICITATION EXPENSES

     We will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses.


VOTING PROCEDURES; ABSTENTIONS; BROKER NON-VOTES

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board of Directors intend to vote FOR the nominees for election as our directors listed herein, FOR the amendment and restatement of our 1998 Stock Incentive Plan and FOR the ratification of the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2003.

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality of the votes cast in person or by proxy, but abstentions will, in effect, be votes against the approval of the proposed amendment to the 1998 Stock Incentive Plan and the ratification of the selection of independent public accountants, as these items require the affirmative vote of a majority of the shares of Common Stock present and eligible to vote on such matters.


                   MATTERS TO COME BEFORE THE ANNUAL MEETING


                      PROPOSAL ONE: ELECTION OF DIRECTORS


NOMINEES

     At the Annual Meeting, ten directors, who have been nominated by the Nominating and Governance Committee, are to be elected, each to hold office (subject to our By-Laws) until the next annual meeting and until his or her successor has been elected and qualified. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. There are no family relationships between any of our directors and executive officers. The information concerning the nominees and their security holdings has been furnished by them to us.




NAME                                     AGE                        POSITION
--------------------------------------- ----- ---------------------------------------------------
John W. Jackson .......................  58   Chairman of the Board and Chief Executive Officer
Sol J. Barer, Ph.D. ...................  56   President, Chief Operating Officer and Director
Robert J. Hugin .......................  48   Chief Financial Officer, Senior Vice President and
                                               Director
Jack L. Bowman ........................  70   Director
Frank T. Cary .........................  82   Director
Michael D. Casey ......................  57   Director
Arthur Hull Hayes, Jr., M.D. ..........  69   Director
Gilla Kaplan, Ph.D. ...................  55   Director
Richard C.E. Morgan ...................  58   Director
Walter L. Robb, Ph.D. .................  75   Director

                             ---------------------
     John W. Jackson has been our Chairman of the Board and Chief Executive Officer since January 1996 and is a member of the Executive Committee of our Board of Directors. From February 1991 to January 1996, Mr. Jackson was President of Gemini Medical, a consulting firm that he founded and which specialized in services and investment advice to start-up medical device and biotechnology companies. Previously, Mr. Jackson had been President of the worldwide Medical Device Division of American Cyanamid, a major pharmaceutical company, from February 1986 to January 1991, and served in various international positions, including Vice President-- International for American Cyanamid from 1978 to 1986. Mr. Jackson served in several human health marketing positions at Merck & Company, a major pharmaceutical company, from 1971 to 1978. Mr. Jackson received a B.A. degree from Yale University and an M.B.A. from INSEAD, France.


     Sol J. Barer, Ph.D. has been our President since October 1993 and our Chief Operating Officer and one of our directors since March 1994 and is a member of the Executive Committee of our Board of Directors. Dr. Barer was Senior Vice President-- Science and Technology and Vice President/General Manager-- Chiral Products from October 1990 to October 1993 and our Vice President--Technology from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic and physical chemistry from Rutgers University. Dr. Barer is also a director of Nobex, Inc. and Semorex, Inc. and serves on the New Jersey Commission of Science and Technology.


     Robert J. Hugin has been our Senior Vice President and Chief Financial Officer since June 1999 and was elected by the Board of Directors to serve as one of our directors in December 2001. Previously, Mr. Hugin had been a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin received an A.B. degree from Princeton University and an M.B.A. from the University of Virginia. Mr. Hugin is a director of The Medicines Company.


     Jack L. Bowman has been one of our directors since April 1998, and is the chairman of the Nominating and Governance Committee of our Board of Directors created in 2002 and a member of the Management Compensation and Development Committee. Mr. Bowman serves as Executive Chairman of the Board of Directors of NeoRx Corp., having served as Company Group Chairman of Johnson & Johnson from 1987 to 1994. From 1983 to 1987, Mr. Bowman served as Executive Vice President of American Cyanamid. Mr. Bowman is also a director of Cell Therapeutics, Inc., Cellegy Pharmaceuticals, Targeted Genetics and Reliant Phamaceuticals LLC.


     Frank T. Cary has been chairman of the Executive Committee of our Board of Directors since July 1990 and one of our directors since 1987, and is a member of the Nominating and Governance Committee of our Board of Directors created in 2002 and a member of the Management Compensation and Development Committee. From 1973 to 1981, Mr. Cary was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. Mr. Cary also is a director of Cygnus Therapeutic Systems Inc., ICOS Corporation, Lincare Inc., Lexmark International Inc. and Vion Pharmaceuticals Inc.


     Michael D. Casey has served as one of our directors since August 2002 and is a member of the Nominating and Governance Committee and the Audit Committee. From October 1997 to February 2002, Mr. Casey served as the Chairman, President, Chief Executive Officer and a director of Matrix Pharmaceutical, Inc. From November 1995 to December 1996, Mr. Casey was Executive Vice President at Schein Pharmaceutical, Inc. In December 1996, he was appointed President of the retail and specialty products division of Schein. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc. Mr. Casey was President of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and Vice President, Sales and Marketing for Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is also a director of Bone Care International, Inc., SICOR Inc., Allos Therapeutics, Inc. and Cholestech Corporation.

     Arthur Hull Hayes, Jr., M.D., one of our directors since 1995 and a member of the Audit Committee of our Board of Directors, has been President and Chief Operating Officer of MediScience Associates, a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, since July 1991, and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG, and from 1981 to 1983 was Commissioner of the U.S. Food and Drug Administration. Dr. Hayes also is a director of Myriad Genetics, Inc., NaPro BioTherapeutics, Inc. and eResearch Technology, Inc.

     Gilla Kaplan, Ph.D., one of our directors since April 1998 and a member of the Audit Committee of our Board of Directors, is head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute at the International Center for Public Health in Newark, New Jersey, where she was appointed full Member in 2002. Dr. Kaplan has also been appointed Professor of Medicine and Adjunct Professor of Microbiology and Molecular Genetics at UMDNJ. Previously, Dr. Kaplan was an immunologist in the Laboratory at Cellular Physiology and Immunology at The Rockefeller University in New York where she was an Associate Professor.

     Richard C.E. Morgan has been one of our directors since 1987, and is chairman of the Management Compensation and Development Committee and a member of the Executive Committee of our Board of Directors. Mr. Morgan is the Chairman and Chief Executive Officer of VennWorks LLC and a Managing Partner of Amphion Capital Management LLC. Mr. Morgan serves on the Board of Directors of Axcess Inc. and Orbis International, Inc. and several other private companies.

     Walter L. Robb, Ph.D., one of our directors since 1992, and the chairman of the Audit Committee of our Board of Directors, has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Dr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Dr. Robb is Chairman of the Board of Directors of Capital District Sports. He is also a director of Cree, Inc., Mechanical Technology, Inc., Molecular OptoElectronics, Nextec, Cyclics, X-Ray Optical Systems and Evident Technology.

                            ---------------------
STOCKHOLDER NOMINATIONS

     Our By-Laws provide that nominations for the election of directors may be made at any annual meeting of the stockholders: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth below.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Secretary.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at our principal executive offices not less than sixty
(60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.


     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder, (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The table below sets forth the beneficial ownership of the Common Stock as of March 31, 2003 by (i) each director, (ii) each of the named executive officers, (iii) all of our directors and executive officers as a group and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Shares of Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of March 31, 2003 are deemed outstanding for computing the ownership percentage of the stockholder holding such warrants and/or options, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Unless otherwise noted, the address of each stockholder is Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059.



                                                                    AMOUNT AND NATURE OF          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNERSHIP                            BENEFICIAL OWNERSHIP          OF CLASS
-----------------------------------------------------------   --------------------------------   ---------
John W. Jackson ...........................................               2,023,986 (1)(2)(3)    2.5%
Sol J. Barer, Ph.D. .......................................               1,117,207 (1)(2)(4)    1.4%
Robert J. Hugin ...........................................                 772,571 (1)(2)(5)    1.0%
Jack L. Bowman ............................................                 103,100 (1)            *
Frank T. Cary .............................................                 423,340 (1)(6)         *
Michael D. Casey ..........................................                   4,000 (1)            *
Arthur Hull Hayes, Jr., M.D. ..............................                 175,000 (1)            *
Gilla Kaplan, Ph.D. .......................................                  85,999 (1)            *
Richard C.E. Morgan .......................................                 233,330 (1)(7)         *
Walter L. Robb, Ph.D. .....................................                 229,500 (1)            *
All our directors and current executive officers as a group
 (ten persons). ...........................................               5,168,033 (8)          6.1%

                                              AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNERSHIP      BENEFICIAL OWNERSHIP     OF CLASS
------------------------------------------   ----------------------   ---------
FMR Corp. ("FMR") ........................         11,762,326 (9)     14.6%
82 Devonshire Street
Boston, MA 02109
Iridian Asset Management LLC .............          4,273,375 (10)     5.3%
276 Post Road West, Suite 100
Westport, CT 06880-4704


----------
* Less than one percent (1%).




     (1)  Includes shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of warrants and/or options within 60 days of March 31, 2003 as follows: John W. Jackson - 1,216,820; Sol J. Barer -
          875,262; Robert J. Hugin - 632,050; Jack Bowman - 100,100; Frank T. Cary - 55,000; Michael D. Casey - 0; Arthur Hull
          Hayes, Jr. - 175,000; Gilla Kaplan - 85,999; Richard C.E. Morgan - 25,000; and Walter L. Robb - 183,000. Does not include shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of options not exercisable within 60 days of March 31, 2003, as follows: John W. Jackson - 0; Sol J. Barer - 0; Robert J. Hugin - 0;
          Jack L. Bowman - 10,000; Frank T. Cary - 10,000; Michael D. Casey - 20,000; Arthur Hull Hayes, Jr. - 10,000; Gilla Kaplan
          - 10,000; Richard C.E. Morgan - 10,000; and Walter L. Robb - 10,000.

     (2)  Includes shares of Common Stock reflecting matching contributions under our 401(k) Plan in which the executive officers will vest within 60 days of March 31, 2003.


     (3)  Includes with respect to Mr. Jackson, 45,000 shares owned by a foundation in which Mr. Jackson holds a pecuniary interest.

     (4)  Includes with respect to Dr. Barer, 45 shares owned by the daughter of Dr. Barer, as to which shares Dr. Barer disclaims beneficial ownership.

     (5)  Includes with respect to Mr. Hugin, 21,200 shares owned by a family foundation in which Mr. Hugin holds a pecuniary interest.

     (6)  Includes with respect to Mr. Cary, 75,000 shares owned by a trust in which Mr. Cary is one of the trustees and holds a pecuniary interest, and 37,994 shares owned by a family limited liability company in which Mr. Cary also holds a pecuniary interest.

     (7)  Includes with respect to Mr. Morgan, 270 shares owned by the son of Mr. Morgan, as to which shares Mr. Morgan disclaims beneficial ownership. In addition, Mr. Morgan has entered into a "zero-cost collar" involving 200,000 shares of Common
          Stock.

     (8)  Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes and shares of
          Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of March 31,
          2003.

     (9)  Information regarding FMR was obtained from a Schedule 13G, filed by FMR with the Securities and Exchange Commission on
          February 13, 2003. Such Schedule 13G states that, through two wholly owned subsidiaries (Fidelity Management & Research
          Company and Fidelity Management Trust Company) and through certain of its shareholders and employees (in their capacities as managers of Geode LLC, members of Fidelity Investors Management, LLC and limited partners of Fidelity Investors
          Management, LLC), FMR beneficially owns 11,762,326 shares of Common Stock, and has sole dispositive power over all
          11,762,326 shares and sole voting power over 98,006 of such shares.

     (10) Includes: (a) 3,863,475 shares owned by Iridian Asset Management LLC ("Iridian"), (b) 17,400 shares owned by Iridian
          Partners Fund, L.P. ("Iridian Partners"), (c) 15,700 shares owned by Iridian Investors, L.P. ("Iridian Investors"),
          (d) 113,500 shares owned by Iridian Private Business Value Equity Fund, L.P. ("Iridian Private Business") and (e) 263,300
          shares owned by First Eagle Fund of America. BIAM (US) Inc. is the controlling member of Iridian and an indirect, wholly owned subsidiary of the Bank of Ireland. This information is based on a Schedule 13G filed by and on behalf of The
          Governor and Company of the Bank of Ireland, IBI Interfunding, BankIreland/First Financial, Inc., BIAM (US) Inc., Iridian,
          COLE Partners LLC, Iridian Partners, Iridian Investors, Iridian Private Business, David L. Cohen and Harold J. Levy on
          February 10, 2003. The shares are held with shared voting and dispositive power.


DIRECTOR COMPENSATION

     Beginning on May 1, 2003, all members of the Board of Directors who are not our employees ("Non-Employee Directors") receive an annual fee of $10,000 a year and an additional $10,000 a year upon attendance of 75% of the total number of meetings of the Board of Directors. In addition, all Non-Employee Directors receive $2,000 for each Board Meeting attended in person (and are reimbursed for their expenses for each meeting attended) and $500 for each telephonic Board Meeting attended, and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Plan (the "Directors' Option Plan"). Each Non-Employee Director serving on a committee of the Board of Directors receives $500 for each committee meeting attended in person or by telephone. In addition, the chairmen of the Management Compensation and Development Committee, the Executive Committee and the Nominating and Governance Committee each receive $2,500 in annual cash compensation, and the chairman of the Audit Committee receives $5,000 in annual cash compensation.

     The Directors' Option Plan was adopted by the Board of Directors on April 5, 1995, and approved by our stockholders at the 1995 annual meeting of stockholders. At our annual meeting held in 1997, the Directors' Option Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 750,000 shares to 1,050,000 shares. At our annual meeting held in 1999, the Directors' Option Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 1,050,000 shares to 1,800,000 shares. The Directors' Option Plan currently provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 1,800,000 shares (subject to adjustment to reflect changes in capitalization) of Common Stock.

     Under the Directors' Option Plan, each new Non-Employee Director upon the date of his or her election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Beginning in 2003, each Non-Employee Director will be granted non-qualified options to purchase an aggregate of 15,000 shares of Common Stock annually, to be granted quarterly (an option to purchase 3,750 shares of Common Stock per quarter) beginning in September 2003. These options vest in full on the first anniversary of the date of the grant, assuming the Non-Employee Director is a director on that date.

     All options granted pursuant to the Directors' Option Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his or her service on the Board of Directors for any reason, options that were exercisable on the date of termination and that have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter a director ceases to be a Non-Employee Director for any reason, or is not nominated for election by our stockholders, all unvested portions of a stock option will automatically vest.

     In 2002, pursuant to the Directors' Option Plan, each of Messrs. Bowman, Cary and Morgan and Drs. Hayes, Kaplan and Robb received an option to purchase 10,000 shares of Common Stock at an exercise price of $17.650 per share, the fair market value of the stock on the date of the grant. Mr. Casey was granted an initial option upon his appointment as a Non-Employee Director in August 2002 to purchase 20,000 shares of Common Stock at an exercise price of $19.06 per share, the fair market value of the stock on the date of the grant.

BOARD COMMITTEES AND MEMBERSHIP

     We have an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Sol J. Barer, John W. Jackson and Richard C.E. Morgan. The Executive Committee held no meetings in 2002. The Executive Committee has and may exercise all of the powers and authority of our full Board of Directors, subject to certain exceptions.

     We have a Management Compensation and Development Committee (the "Compensation Committee") of the Board of Directors, whose current members are Richard C.E. Morgan, Chairman, Frank T. Cary and Jack L. Bowman. The Compensation Committee held one meeting in 2002. The Compensation Committee has
(i) the full power and authority to interpret the provisions and supervise the administration of our 1986 Stock Option Plan, the 1992 Long-Term Incentive Plan and the 1998 Stock Incentive Plan, (ii) the full power and authority to administer and interpret our Deferred Compensation Plan and (iii) the authority to review all matters relating to our personnel.

     We have a Nominating and Governance Committee (the "Nominating Committee") of the Board of Directors. The current members of the Nominating Committee are Jack L. Bowman, Chairman, Frank T. Cary and Michael D. Casey. Since the Nominating Committee was not created until August 2002, it did not meet during the 2002 fiscal year. The Nominating Committee recommends to the Board of Directors candidates for nomination to the Board of Directors. The Nominating Committee will also consider candidates recommended by stockholders.

     We have an Audit Committee of the Board of Directors, consisting entirely of independent outside directors, the current members of which are Walter L. Robb, Chairman, Gilla Kaplan, Arthur Hull Hayes, Jr. and Michael D. Casey. The Audit Committee held two meetings in 2002. The Board of Directors has delegated to the Audit Committee the following principal duties: (i) reviewing with the independent outside auditors the plans and results of the audit engagement;
(ii) reviewing the adequacy of the internal accounting controls and procedures;
(iii) monitoring and evaluating the financial statements and financial reporting process; (iv) reviewing the independence of the auditors; and (v) reviewing the auditors' fees. As contemplated by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the Audit Committee has assumed direct responsibility for the appointment, compensation, retention and oversight of our independent auditors in accordance with the timetable established by the Securities and Exchange Commission.

     The Board of Directors held eight meetings during 2002. During 2002, each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Pursuant to Section 16(a) of the Exchange Act, our directors, executive officers and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Richard Morgan, a director, was not able to timely file a Form 4 required with respect to six transactions in February 2002. All other applicable acquisitions and dispositions of Common Stock, including grants of options under our Directors' Option Plan, the 1992 Long-Term Incentive Plan and the 1998 Stock Incentive Plan in 2002, were filed on a timely basis for the year 2002.


AUDIT COMMITTEE REPORT

     Pursuant to rules adopted by the Securities and Exchange Commission designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

                    AUDIT COMMITTEE REPORT TO STOCKHOLDERS

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for our internal controls and financial reporting process. The independent outside auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent outside auditors to review and discuss the December 31, 2002 consolidated financial statements. The Audit Committee also discussed with the independent outside auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified and supplemented. The Audit Committee also received written disclosures and the letter from the independent outside auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified and supplemented, and the Audit Committee discussed the firm's independence with the independent outside auditors. When considering the independent outside auditors' independence, we considered whether their provision of services to us beyond those rendered in connection with their audit and review of our consolidated financial statements was compatible with maintaining their independence.

     Based upon the Audit Committee's discussions with management and the independent outside auditors as described above, and the Audit Committee's review of the representations of management and the independent outside auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

                                        Respectfully submitted,
                                        THE AUDIT COMMITTEE


                                        Walter L. Robb, Ph.D., CHAIR
                                        Gilla Kaplan, Ph.D.
                                        Arthur Hull Hayes, Jr., M.D.
                                        Michael D. Casey


RECOMMENDATION OF THE BOARD OF DIRECTORS


             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    FOR THE ELECTION OF EACH OF THE NOMINEES
                    ---

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information about the compensation paid, or payable, by us for services rendered in all capacities to our Chief Executive Officer and each of our most highly paid executive officers who earned more than $100,000, for each of the last three fiscal years in which such officers were executive officers for all or part of the year.





                                                ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                     ------------------------------------------ ---------------------------------------------
                                                                 OTHER ANNUAL     RESTRICTED    SECURITIES      ALL OTHER
NAME AND                                                         COMPENSATION        STOCK      UNDERLYING     COMPENSATION
PRINCIPAL POSITION             YEAR   SALARY ($)   BONUS ($)         ($)         AWARD(S) ($)    OPTIONS #         ($)
----------------------------- ------ ------------ ----------- ----------------- -------------- ------------ -----------------
John W. Jackson ............. 2002     531,562      525,582         18,000 (1)        0           325,000         13,390 (2)
 Chairman and                 2001     506,250      230,344         10,200 (1)        0           100,000         13,390 (2)
 Chief Executive              2000     372,500      338,975         14,280 (1)        0           450,000         13,390 (2)
 Officer
Sol J. Barer, Ph.D. ......... 2002     425,250      300,333         18,000 (1)        0           192,500              0
 President and                2001     405,000      131,625         10,200 (1)        0            50,000              0
 Chief Operating              2000     308,550      194,387         14,280 (1)        0           255,000              0
 Officer
Robert J. Hugin ............. 2002     372,094      210,233         16,500 (1)        0           136,200              0
 Sr. V. P. & Chief            2001     354,375       92,138         10,200 (1)        0            35,000              0
 Financial Officer            2000     270,500      132,545         14,280 (1)        0           180,000              0

----------
(1) Reflects matching contributions under our 401(k) plan.

(2) Reflects the imputed value of premiums of the life insurance premiums for a life insurance policy for Mr. Jackson.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     John W. Jackson, Sol J. Barer and Robert J. Hugin (each an "Executive") are employed pursuant to substantially similar employment agreements (the "Employment Agreements"). The terms of each of the three-year Employment Agreements expired on January 1, 2003, and, in accordance with the terms of the Employment Agreements, each employment period has automatically been renewed for one year and is in effect until January 1, 2004. We anticipate entering into new three-year employment agreements with each of the Executives, the terms of which will be finalized and executed in the near future. The current Employment Agreements provide Messrs. Jackson, Barer and Hugin with an initial base salary (which from time to time may be increased by the Board of Directors, or a committee thereof), and which is currently $551,250, $441,000 and $385,875, respectively. In addition, each of the Employment Agreements provides for an annual target bonus which is currently 70%, 50% and 40%, respectively, of Executive's base salary measured against objective criteria to be determined by the Board of Directors, or a committee thereof. The Employment Agreements also provide that Messrs. Jackson, Barer and Hugin are entitled to continue to participate in all group health and insurance programs (and all other fringe benefit or retirement plans which are generally available to our employees). Each of the Employment Agreements provides that if Executive is terminated by us without cause or due to Executive's disability, he shall be entitled to receive a lump-sum payment in an amount equal to Executive's annual base salary and a pro rata share of Executive's annual target bonus. Upon the occurrence of a change in control (as defined in the Employment Agreements) and thereafter, each Employment Agreement provides that if (a) at any time within one year of a change in control Executive's employment is terminated by us without cause or for disability or by Executive for good reason (as defined in the Employment Agreement) or (b) at any time within 90 days prior to a change in control, Executive's employment is terminated by us without cause or by Executive for good reason, Executive shall be entitled to receive: (i) a lump sum payment in an amount equal to (a) three times Executive's base salary plus (b) three times Executive's highest annual bonus within the three years prior to the change in control; (ii) any accrued benefits; (iii) payment of health and welfare premiums for Executive and his dependants for a maximum of three years; and (iv) full and immediate vesting of all stock options and equity awards; provided, however, that such payment shall be reduced by any payments made to Executive prior to the change in control on account of the Executive's termination. Each Employment Agreement also provides that Executive shall be entitled to receive a gross-up payment on any payments made to Executive that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), except that a gross-up will not be made if the payments made to Executive do not exceed 105% of the greatest amount that could be paid to Executive such that the receipt of payments would not give rise to the excise tax. Each Executive is subject to a non-compete provision which applies during the period Executive is employed and until the first anniversary of the date Executive's employment terminates (the non-compete provision applies to the second anniversary of the date Executive's employment terminates if Executive receives change in control payments and benefits).


STOCK OPTION GRANTS FOR FISCAL 2002

     The following table provides information concerning grants of stock options to the following named executive officers during the 2002 fiscal year.



                        OPTION GRANTS DURING FISCAL 2002





                                                                                              POTENTIAL REALIZABLE
                                                                                                    VALUE AT
                                                                                                 ASSUMED ANNUAL
                                           NUMBER OF   % OF TOTAL                             RATES OF STOCK PRICE
                                          SECURITIES     OPTIONS                                APPRECIATION FOR
                                          UNDERLYING   GRANTED TO    EXERCISE                      OPTION TERM
                                DATE OF     OPTIONS     EMPLOYEES   PRICE PER   EXPIRATION ---------------------------
NAME                             GRANT    GRANTED(1)   IN 2002(2)     SHARE        DATE          5%           10%
----------------------------- ---------- ------------ ------------ ----------- ----------- ------------- -------------
John W. Jackson ............. 01/25/02      100,000        3.2%      $ 27.16    01/25/12    $1,708,364    $4,329,304
                              06/18/02      175,000        5.6%      $ 17.65    06/18/12    $1,942,823    $4,923,460
                              10/22/02       25,000          *       $ 17.73    10/22/12    $  278,804    $  706,540
                              12/31/02       25,000          *       $ 21.61    12/31/12    $  339,817    $  861,158
Sol J. Barer, Ph.D. ......... 01/25/02       50,000        1.6%      $ 27.16    01/25/12    $  854,182    $2,164,652
                              06/18/02      117,500        3.8%      $ 17.65    06/18/12    $1,304,467    $3,305,756
                              10/22/02       12,500          *       $ 17.73    10/22/12    $  139,402    $  353,270
                              12/31/02       12,500          *       $ 21.61    12/30/12    $  169,908    $  430,579
Robert J. Hugin ............. 01/25/02       35,000        1.1%      $ 27.16     1/25/12    $  597,927    $1,515,256
                              06/18/02       83,750        2.7%      $ 17.65     6/18/12    $  929,780    $2,356,230
                              10/22/02        8,750          *       $ 17.73    10/22/12    $   97,581    $  247,288
                              12/31/02        8,750          *       $ 21.61    12/31/12    $  118,936    $  301,404

----------
*  Less than one percent (1%)


(1) All options granted in 2002 were granted pursuant to our 1998 Stock Incentive Plan. The grants to Mr. Jackson, Dr. Barer and Mr. Hugin are vested in annual increments of 33 1/3% of each total grant, beginning on the date of grant. All options were granted at the fair market value of Common Stock on the effective date of grant.


(2) The total number of options granted to employees in 2002 was 3,104,884.

OPTION EXERCISES AND VALUES FOR FISCAL 2002

     The following table sets forth information for each of the named executive officers with respect to the value of options exercised during the year ended December 31, 2002, and the value of outstanding and unexercised options held as of December 31, 2002. There were no stock appreciation rights exercised during 2002 and none were outstanding as of December 31, 2002.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES





                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                  SHARES                            AT DECEMBER 31, 2002           AT DECEMBER 31, 2002(2)
                                ACQUIRED ON        VALUE      -------------------------------- -------------------------------
NAME                           EXERCISE (#)   REALIZED ($)(1)  EXERCISABLE(3)   UNEXERCISABLE   EXERCISABLE(3)   UNEXERCISABLE
----------------------------- -------------- ---------------- ---------------- --------------- ---------------- --------------
John W. Jackson .............     18,180           376,417       1,183,486         33,334         $6,095,865          --
Sol J. Barer, Ph.D. .........     85,680         1,162,369         858,595         16,667         $6,607,157          --
Robert J. Hugin .............         --                --         620,383         11,667         $4,918,936          --

----------
(1) Represents the difference between the average high and low trading price of the Common Stock on the Nasdaq National Market on the date the shares were acquired upon exercise and the exercise price of the options exercised multiplied by the number of shares acquired upon exercise.

(2) Represents the difference between the closing market price of the Common Stock as reported by Nasdaq on December 31, 2002 of $21.47 per share and the exercise price per share of the in-the-money options multiplied by the number of shares underlying the in-the-money options.

(3) Represents vested options under the 1992 Long-Term Incentive Plan and vested and unvested options under the 1998 Stock Incentive Plan (collectively, the "Plans") which may be acquired upon exercise under the provisions of the Plans. Unvested options, however, totaling 250,001 with a value of in-the-money options of $508,002 for Mr. Jackson, 145,002 with a value of in-the-money options of $330,405 for Dr. Barer, and 102,502 with a value of in-the-money options of $235,105 for Mr. Hugin may not be sold until those options are fully vested.


COMPENSATION COMMITTEE REPORT

     The Compensation Committee determines our executive compensation policies. The Compensation Committee determines the compensation of our executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers. The Compensation Committee is composed solely of independent outside directors.


EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     Our executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

     A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, commercial and individual goals.

     We do not have a pension plan (other than the 401(k) Plan) or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     On and after September 19, 2000, stock options granted to executives at the vice-president level and above contain a reload feature which provides that if (1) the optionee exercises all or any portion of the stock option (a) at least six months prior to the expiration of the stock option, (b) while employed by us or our affiliates and (c) prior to the expiration date of the 1998 Stock Incentive Plan and (2) the optionee pays the exercise price for the portion of the stock option so exercised or pays applicable withholding taxes by using Common Stock owned by the optionee for at least six months prior to the date of exercise, the optionee shall be granted a new stock option under the 1998 Stock Incentive Plan on the date all or any portion of the stock option is exercised to purchase the number of shares of Common Stock equal to the number of shares of Common Stock exchanged by the optionee to exercise the stock option or to pay withholding taxes thereon. The reload stock option will be exercisable on the same terms and conditions as apply to the original stock option except that
(x) the reload stock option will become exercisable in full on the day that is six months after the date the original stock option is exercised, (y) the exercise price shall be the fair market value (as defined in the 1998 Stock Incentive Plan) of Common Stock on the date the reload stock option is granted and (z) the expiration of the reload stock option will be the date of expiration of the original stock option. An optionee may not reload the reload stock option unless otherwise permitted by the Compensation Committee.

     Executive and employee compensation includes salary, bonus payments, employment-related benefits and incentive compensation:

     Salary. Salaries are set competitively relative to the biotechnology and pharmaceutical industries--industries with which we compete for our highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Bonus Plan. Our total cash compensation in addition to base salaries includes annual bonus eligibility for executives and some employee levels. Bonus targets are set competitively relative to the biotechnology and pharmaceutical industries. The purpose of this compensation component is to provide a variable compensation component to executives and employees to achieve annual corporate, business unit and individual goals. Goals are set annually based upon our objectives to focus on achievement of key business targets and create employee ownership.

     Deferred Compensation. Certain designated executives may elect to defer the receipt of a portion of their base salary and bonuses, the receipt of restricted stock and the delivery of stock option gains to our Deferred Compensation Plan, an unfunded non-qualified deferred compensation arrangement. We make a matching contribution to the Deferred Compensation Plan on behalf of certain executives in the plan at a rate specified by the Compensation Committee.

     Benefits. All employees are eligible for similar benefits, such as health, disability and life insurance.

     Incentive Compensation. A stock incentive program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit and individual goals. The stock incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with us. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, we rely on outside compensation consultants and third-party industry surveys. Stock option grants are made on a quarterly basis.

     Under our 2002 incentive program, it was agreed that we would grant at a future date options to purchase shares of Common Stock, subject to the achievement of certain goals in 2002 by us. A similar incentive program has been designed for 2003 based on attainment of corporate, business unit and individual goals. The program is open to all regular full-time employees with at least three months of service, other than our executive officers.

     In 2003, we established a performance incentive program under our 1998 Stock Incentive Plan, which is a long-term program designed to provide key executives with specified incentive opportunities contingent upon achievement of pre-established corporate performance objectives and continued employment. The 2003 performance cycle began on May 1, 2003 and will end on December 31, 2005 (the "2003 Cycle"). Performance measures for the 2003 Cycle are based on the following components: 25% on earnings per share, 25% on net income and 50% on revenue.

     For the 2003 Cycle, performance awards are expressed as a percentage of base salary. While such awards are denominated in cash, it is anticipated that they will be payable in the form of shares (converted from cash at the time of payment), although the Compensation Committee reserves the right to use cash. It is also anticipated that each named Executive Officer will participate in the performance incentive program.

     Chief Executive Officer Compensation. Pursuant to Mr. Jackson's contract with us entered into on January 1, 2000, Mr. Jackson received a salary of $531,562 for 2002. Mr. Jackson also received a bonus of $525,582 for 2002. Factors considered in determining Mr. Jackson's bonus included the successful attainment of certain revenue and earnings targets and several important milestones in the development of our products, as well as comparisons to total compensation packages of chief executive officers at corporations within our industry that are of comparable size.

     Policy with Respect to Compensation Deductibility. Our policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interest of us and our stockholders. However, we reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate.

   Members of the Compensation Committee:


                               Richard C.E. Morgan, Chairman
                               Frank T. Cary
                               Jack L. Bowman


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard C.E. Morgan, Chairman, Frank T. Cary and Jack L. Bowman. Each is an independent outside director. There were no interlocks among any of the members of the Compensation Committee and any of our executive officers.

PERFORMANCE GRAPH

     The following graph shows changes over the past five years in the value of $100 invested in: 1) our Common Stock; 2) the Standard & Poor's 500 Index; 3) the NASDAQ Stock Market (U.S.) Index; and 4) the NASDAQ Pharmaceutical Index.

     The graph shows the value of $100 invested on December 31, 1997 in our Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1997-2002.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG CELGENE CORPORATION, THE S & P 500 INDEX,
      THE NASDAQ PHARMACEUTICAL INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX


[GRAPHIC OMITTED]





* $100 invested on 12/31/97 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

Copyright (Copyright) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
All rights reserved. www.researchdatagroup.com/S&P.htm




                                                                      CUMULATIVE TOTAL RETURN
                                       -------------------------------------------------------------------------------------
                                          12/97         12/98         12/99          12/00           12/01          12/02
CELGENE CORPORATION ................       100.00        182.22        829.63        1,155.67        1,135.05        763.45
S & P 500 ..........................       100.00        128.58        155.64          141.46          124.65         97.10
NASDAQ STOCK MARKET (U.S.) .........       100.00        140.99        261.48          157.77          125.16         86.53
NASDAQ PHARMACEUTICAL ..............       100.00        126.94        239.34          298.54          254.43        164.38

----------
*  $100 INVESTED ON 12/31/97 IN STOCK OR INDEX --
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING DECEMBER 31.

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.



                                 PROPOSAL TWO:
                   APPROVAL OF THE AMENDMENT AND RESTATEMENT
                       OF THE 1998 STOCK INCENTIVE PLAN

     Our stockholders are asked to approve an amendment and restatement to the 1998 Stock Incentive Plan (known prior to April 23, 2003 as the 1998 Long-Term Incentive Plan), which was approved by the Board of Directors on April 23, 2003, subject to stockholder approval, that would

   o increase the aggregate number of shares of our Common Stock that may be subject to awards thereunder from 8,500,000 to 12,500,000, and

   o authorize the award of performance-based awards which are intended to comply with the requirements of Section 162(m) of the Code, which generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers, and the material terms of performance goals applicable to such awards. To preserve the tax deductibility of these awards, we are also seeking approval of the material terms of performance goals applicable to such awards.

     The Management Compensation and Development Committee also amended the 1998 Stock Incentive Plan to limit the aggregate number of shares of common stock that may be used for awards other than stock options or stock appreciation rights to 850,000.

     The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amended and restated 1998 Stock Incentive Plan.


BACKGROUND OF THE PROPOSAL TO AMEND AND RESTATE THE 1998 STOCK INCENTIVE PLAN

     As of March 31, 2003, options to purchase 9,284,765 shares of Common Stock have been granted under the 1998 Stock Incentive Plan at exercise prices based on the fair market value of the shares of our Common Stock ranging from $5.2083 to $70.00. Of the options granted, 846,399 have been forfeited. As of April 29, 2003, the closing price of a share of Common Stock was $26.91.

     The Board of Directors believes that stock ownership by employees provides performance incentives and fosters pride to our benefit and the benefit of our stockholders. As of March 31, 2003, only 61,634 shares remain available for future grants to our employees out of the aggregate of 8,500,000 shares of Common Stock authorized for grants under the 1998 Stock Incentive Plan. Although we maintain various stock option plans, shares available for option grants under those plans cannot be used for option grants under the 1998 Stock Incentive Plan. For example, under the Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan, which presently has 137,031 shares available for future option grants, options may only be used for employees of the Cellular Therapeutics Division; under the Directors' Option Plan (with only 392,800 shares remaining for future grants), options are only available for grants to Non-Employee Directors; and no future options will be granted out of the 349,008 shares remaining in the Signal Pharmaceuticals, Inc. 2000 Equity Incentive Plan, under which options in the past had been granted to certain employees of the San Diego Research Division. The Board of Directors believes that the increase will provide an adequate reserve of shares of Common Stock under the 1998 Stock Incentive Plan to allow us to compete successfully with other companies in attracting and retaining valuable employees. Accordingly, the Board of Directors recommends that stockholders approve the amendment to the 1998 Stock Incentive Plan to increase the aggregate number of shares of our Common Stock that may be subject to awards as described below. The following is a brief summary of the principal provisions of the 1998 Stock Incentive Plan, as amended and restated. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 1998 Stock Incentive Plan, a copy of which may be obtained upon written request to us at our principal business address.

     While the Company does not have a history of repricing stock options, in recognition of recent trends in corporate governance, the Company has a policy that it will not, without stockholder approval, either (i) reduce the exercise price of an outstanding stock option, or (ii) simultaneously cancel stock options for which the exercise price exceeds the then current fair market value of the underlying Common Stock and grant a new stock option with an exercise price equal to then current fair market value of the underlying current stock.



SUMMARY OF THE PLAN.

     Purpose; Eligibility. The purpose of the 1998 Stock Incentive Plan is to enable us and our affiliates to attract, retain and motivate key employees who are important to our success and growth, and to strengthen the mutuality of interests between such individuals and our stockholders by granting such individuals stock based incentives and other equity interests in us.

     Administration. The 1998 Stock Incentive Plan is administered by the Compensation Committee or such other committee or subcommittee appointed from time to time by the Board, which is intended to consist of two or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 ("Rule 16b-3") under the Exchange Act and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the Committee will not be affected. The Committee has the full authority to select those individuals eligible to receive awards and the amount and type of awards. Terms and conditions of awards will be set forth in written grant agreements, the terms of which will be consistent with the terms of the 1998 Stock Incentive Plan. Awards under the 1998 Stock Incentive Plan may not be made on or after the tenth anniversary of the date of its adoption, but awards granted prior to such date may extend beyond that date.

     Types of Awards. The 1998 Stock Incentive Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; and (iv) performance-based awards.

     Stock Options. Options may be in the form of incentive stock options or non-qualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which shall not exceed ten years, provided, however, that the term of an incentive stock option granted to a 10% stockholder shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No stock option may have an exercise price less than the fair market value (as defined in the 1998 Stock Incentive Plan) of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value of the Common Stock).

     The exercise price upon exercise may be paid in cash, shares of Common Stock owned by the recipient for at least six months and for which the recipient has good title free and clear of any liens or encumbrances or, if the Common Stock is traded on a national securities exchange, to the extent permitted by law, through the delivery of irrevocable instructions to a broker to deliver to us an amount equal to the exercise price. The Committee may also provide, at the time of grant, that the shares to be issued upon the exercise of a stock option be in the form of restricted stock or may, in the stock option agreement, reserve a right to do so after the time of grant.


     Stock Appreciation Rights ("SARs"). The Committee may grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of Common Stock on the date of the grant in the case of a Non-Tandem SAR. The Committee may also grant "limited SARs," either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a Change in Control (as defined in the 1998 Stock Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.


     Restricted Stock. The Committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares. Unless otherwise determined by the Committee at grant, the payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests.


     Recipients of restricted stock are required to enter into a restricted stock award agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of performance goals and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time. If the lapse of the relevant restriction is based on the attainment of performance goals, the Committee shall establish the goals, formulae or standards and the applicable vesting percentage for the restricted stock awards applicable to recipients.


     Performance-Based Awards. The Committee may award Common Stock and other awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or the attainment of pre-established performance goals ("Performance Awards"). Performance Awards may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, or restricted stock. Performance Awards may be paid in Common Stock, restricted stock or cash as the Committee may determine at grant and they will be subject to such other terms and conditions as the Committee may prescribe, including the attainment of performance goals established by the Committee for a specified performance period (which period may not exceed three years). These awards may be designed to comply with Section 162(m) of the Code so as to preserve the tax deductibility of such awards.


     If the awards are intended to comply with Section 162(m) of the Code, the performance goals will be based on one or more of the following criteria: (i) revenues, income before income taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits; (iii) operational cash flow; (iv) level of, reduction of, or other specified objectives with regard to our bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders' equity; (viii) economic value added targets; (ix) fair market value of the shares of Common Stock; (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends; (xi) filing of a new drug application or the approval of such application by the U.S. Food and Drug Administration; (xii) launch of a new drug; (xiii) research and development milestones; (xiv) successful completion of clinical trial phases or (xv) level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs. In addition, such performance goals may be based upon the attainment of specified levels of our (or our subsidiary, division or other operational unit) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

     Amendment and Termination. The 1998 Stock Incentive Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board of Directors, except that no such amendment, suspension or termination will be made without stockholder approval to the extent such approval is required by any exchange or system on which our securities are listed or traded, applicable state law, the exception for performance-based compensation under Section 162(m) of the Code or Section 422 of the Code (with respect to ISOs).

     Share and Other Limitations. A maximum of 12,500,000 shares of Common Stock may be issued or used for reference purposes pursuant to the 1998 Stock Incentive Plan, as amended, although only 850,000 shares of Common Stock may be issued or used for reference purposes for awards other than stock options or SARs.

     The maximum number of shares of Common Stock subject to stock options, SARs or Performance Awards denominated in shares of Common Stock that may be granted to any individual under the 1998 Stock Incentive Plan shall be 750,000 for any fiscal year (or, with respect to Performance Awards, pro-rated if the performance period is less than three consecutive fiscal years) during the term of the 1998 Stock Incentive Plan. If an SAR or a limited SAR is granted in tandem with a stock option, it shall apply against the individual limits for both stock options and SARs, but only once against the maximum number of shares available under the 1998 Stock Incentive Plan. To the extent that shares of Common Stock for which stock options or SARs are permitted to be granted to a recipient during a calendar year are not covered by a grant of a stock option or an SAR during the calendar year, such shares of Common Stock shall not be available for grant or issuance to the recipient in any subsequent calendar year during the term of the 1998 Stock Incentive Plan. The maximum value of Performance Awards denominated in cash under the plan with respect to a performance period shall be $4 million (pro-rated if the performance period is less than three consecutive fiscal years).

     The Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the 1998 Stock Incentive Plan to reflect any change in our capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.

     Change in Control. Unless determined otherwise by the Committee at the time of grant, upon a Change in Control (as defined in the 1998 Stock Incentive
Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100% vested. However, unless otherwise determined by the Committee at the time of grant or thereafter, no acceleration of exercisability shall occur with regard to certain stock options that the Committee reasonably determines in good faith prior to a Change in Control will be honored or assumed or new rights substituted therefor by a recipient's employer immediately following the Change in Control. The Committee may also, in its sole discretion, provide for accelerated vesting of an award at any time.

     Miscellaneous. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified stock option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. If a non-qualified stock option is transferable, it is anticipated that the options may be transferred solely to immediate family members or trusts, partnerships or other family entities and, to the extent permitted by the Committee, to charitable organizations.


CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES.

     The rules concerning the federal income tax consequences with respect to stock options granted pursuant to the 1998 Stock Incentive Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

     Incentive Stock Options. Options granted under the 1998 Stock Incentive Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code therefor. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to us. The sale of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to us. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted or (ii) within one year after the date of exercise.

     If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability ("Section 16(b) liability") under
Section 16(b) of the Exchange Act) minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

     The 1998 Stock Incentive Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock held for at least six months. In general an optionee's transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

     Non-Qualified Stock Options. An optionee will realize no taxable income at the time he or she is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a non-qualified stock option is exercised, provided the Common Stock issued is not restricted stock. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

     The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of. If the Common Stock issued is restricted stock, different rules may apply. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.

     Certain Other Tax Issues. In addition, (i) any of our officers subject to
Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1 million limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a Change in Control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 1998 Stock Incentive Plan is intended to satisfy these requirements with respect to options and certain Performance Awards. Awards of restricted shares generally do not satisfy, and certain other Performance Awards may not satisfy, the exception for performance-based compensation under
Section 162(m) of the Code.

     The 1998 Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1998 Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

NEW PLAN BENEFITS

     The table below presents certain information with respect to new options to be granted under the 1998 Stock Incentive Plan effective as of June 10, 2003 (subject to approval by stockholders of the amended and restated 1998 Stock Incentive Plan) to our Chief Executive Officer and other executive officers (for whom executive compensation information is provided under the section entitled "Executive Compensation and Other Information") as follows:





                                                                                              NUMBER OF SHARES
NAME AND POSITION                                                       DOLLAR VALUE ($)     UNDERLYING OPTIONS
--------------------------------------------------------------------   ------------------   -------------------
John W. Jackson, Chief Executive Officer ...........................            (1)               150,000 (2)
Sol J. Barer, Ph.D., President and Chief Operating Officer .........            (1)               100,000 (2)
Robert J. Hugin, Senior Vice President and Chief Financial Officer .            (1)                75,000 (2)
All Executive Officers as a Group ..................................            (1)               325,000 (2)
Non-Executive Directors as a Group .................................            (3)                       (3)
Non-Executive Officer Employees as a Group .........................            (4)                       (4)

----------
(1) The options are to be granted at the fair market value of the underlying shares of Common Stock on June 10, 2003, the effective date of the grant, with an expiration date for each option of June 10, 2013.

(2) We anticipate that other options may be granted to the named individual under the 1998 Stock Incentive Plan on a quarterly basis. However, the amount of options that may be granted to the named individual are based upon various prospective factors and cannot be determined at this time.

(3) Non-executive directors do not participate in the 1998 Stock Incentive Plan and are not qualified to receive any benefits thereunder.

(4) No new options have been granted at this time to any employees other than as stated above. Because the grant of awards under the 1998 Stock Incentive Plan will be based upon prospective factors including the nature of services to be rendered by our key employees and officers and employees and officers of our affiliates, and their potential contributions to our success, actual awards to be granted under the 1998 Stock Incentive Plan cannot be determined at this time.


EQUITY COMPENSATION PLAN INFORMATION





                                                                                               NUMBER OF SECURITIES
                                                                                               REMAINING AVAILABLE
                                           NUMBER OF SECURITIES                                FOR FUTURE ISSUANCE
                                             TO BE ISSUED UPON        WEIGHTED-AVERAGE             UNDER EQUITY
                                                EXERCISE OF           EXERCISE PRICE OF         COMPENSATION PLANS
                                           OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
PLAN CATEGORY                               WARRANTS AND RIGHTS      WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
---------------------------------------   ----------------------   ----------------------   -------------------------
                                                    (A)                      (B)                       (C)
Equity compensation plans approved by
 security holders .....................          9,799,068                $ 22.42                   1,023,692
Equity compensation plans not
 approved by security holders .........          1,030,364                $ 11.37                     137,031
                                                ----------                -------                   ---------
Total .................................         10,829,432                $ 21.37                   1,160,723*
                                                ==========                =======                   =========

* Stock options available for grant to employees under the 1998 Stock Incentive
  Plan as of March 31, 2003 are 61,634.


     The Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan (the "Qualified Plan") has not been approved by our stockholders. As a result of our acquisition of Anthrogenesis in December of 2002, we acquired the Qualified Plan and the Anthrogenesis Non-Qualified Recruiting and Retention Stock Option Plan (the "Non-Qualified Plan"). No future awards will be granted under the Non-Qualified Plan. The Qualified Plan authorizes the award of incentive stock options, which are stock options that qualify for special federal income tax treatment. The exercise price of any stock option granted under the Qualified Plan may not be less than the fair market value of the Common Stock on the date of grant. In general, each option granted under the Qualified Plan vests evenly over a four-year period and expires ten years from the date of grant, subject to earlier expiration in case of termination of employment. The vesting period is subject to certain acceleration provisions if a change in control occurs. No award will be granted under the Qualified Plan on or after December 31, 2008.


RECOMMENDATION OF THE BOARD OF DIRECTORS


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                          ---


                     PROPOSAL THREE: INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit our consolidated financial statements for the current year. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for the ratification of the Board of Directors' selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2003.

     Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.


AUDIT FEES

     The aggregate fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year, were $214,488.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.


ALL OTHER FEES

     The aggregate fees for services rendered by KPMG LLP to us, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002, were approximately $234,413 including audit-related fees of $181,530 related to audits of employee benefit plans, various accounting research and consultation, and filings of Registration Statements with the Securities and Exchange Commission, and non audit-related fees of $52,883 primarily related to tax compliance and planning.


RECOMMENDATION OF THE BOARD OF DIRECTORS


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                          ---

                             STOCKHOLDER PROPOSALS

     Stockholders wishing to include proposals in the proxy material in relation to our annual meeting to be held in 2004 must submit the same in writing to Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059,
Attention: Secretary, so as to be received at our executive office on or before January 15, 2004. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders' proposals.

     Stockholders who intend to present a proposal at the 2004 annual meeting, without including such proposal in our Proxy Statement, must provide our Secretary with written notice of such proposal no later than April 1, 2004. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.


                                 OTHER MATTERS

     Upon written request addressed to our Secretary at 7 Powder Horn Drive, Warren, New Jersey 07059 from any person solicited herein, we will provide, at no cost, a copy of the Form 10-K Annual Report filed with the Securities and Commission for the fiscal year ended December 31, 2002.

     Our Board of Directors does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                                        By Order of the Board of Directors,



                                        JOHN W. JACKSON
                                        Chairman of the Board and
                                        Chief Executive Officer

May 15, 2003


STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A
                                                                      ----------


                               CELGENE CORPORATION
                            1998 STOCK INCENTIVE PLAN
                   (AMENDED AND RESTATED AS OF APRIL 23, 2003)

                                   ARTICLE 1.
                                     PURPOSE

         The purpose of this Celgene Corporation 1998 Stock Incentive Plan, as amended and restated (the "Plan") (known prior to April 23, 2003 as the 1998 Long-Term Incentive Plan), is to enhance the profitability and value of the Company and its Affiliates for the benefit of its stockholders by enabling the Company to offer selected management (excluding Non-Employee Directors) and other employees of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between employees and the Company's stockholders.

                                   ARTICLE 2.
                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Affiliate" shall mean other than the Company, (i) any Subsidiary,
(ii) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain,
(iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

         2.2 "Award" shall mean any award under this Plan of any Stock Option, Restricted Stock, Stock Appreciation Right, or Performance-Based Award. All Awards, shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

         2.3 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         2.4 "Cause" shall mean, with respect to a Participant's Termination of
Employment: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import) and a "cause" termination would be permitted under such agreement at that time, termination that is or would be deemed to be for "cause" (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

         2.5 "Change in Control" shall have the meaning set forth in Article 11.

         2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.7 "Committee" shall mean a Management Compensation and Development Committee or such other committee or subcommittee appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b- 3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

         2.8 "Common Stock" means the common stock, $.01 par value per share, of the Company.

         2.9 "Company" means Celgene Corporation, a Delaware corporation, and its successors by merger, consolidation or otherwise.

         2.10 "Disability" shall mean, with respect to an Eligible Employee, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability.

         2.11 "Effective Date" shall mean May 4, 1998, subject to Article 15.

         2.12 "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article 5 to be granted Awards under this Plan.

         2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934.

         2.14 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

         2.15 "Family Member", shall mean, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in- law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

         2.16 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.17 "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 8.5 of the Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

         2.18 "Non-Employee Director" shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

         2.19 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

         2.20 "Participant" shall mean an Eligible Employee to whom an Award has been made pursuant to this Plan.

         2.21 "Performance-Based Award" shall mean an Award made pursuant to
Article 9 of this Plan of a right to receive awards of Common Stock and other Awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or attainment of pre-established performance goals.

         2.22 "Performance Criteria" has the meaning set forth in Exhibit A.

         2.23 "Performance Goal" means the objective performance goals established by the Committee and, if desirable for purposes of Section 162(m) of the Code, based on one or more Performance Criteria.

         2.24 "Performance Period" means three consecutive fiscal years of the Company, or such shorter period as determined by the Committee in its discretion.

         2.25 "Restricted Stock" shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article 7.

         2.26 "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

         2.27 "Retirement" shall mean a Participant's Termination of Employment without Cause at or after age fifty-five (55). Notwithstanding the foregoing, with respect to any Stock Option outstanding on June 18, 2002, with an exercise price greater than the Fair Market Value of a share of Common Stock on such date or any Stock Option granted on or after June 18, 2002, "Retirement" shall also mean a Participant's Termination of Employment due to a voluntary resignation at or after the attainment of age fifty-five (55) and the completion of five (5) years of service as determined by the Committee in its sole discretion (after taking into account any breaks in service).

         2.28 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

         2.29 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

         2.30 "Stock Appreciation Right" shall mean the right (pursuant to an Award granted under Article 8). A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market

Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

         2.31 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees pursuant to Article 6.

         2.32 "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.33 "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

         2.34 "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

         2.35 "Transfer" or "Transferred" or "Transferable" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

                                   ARTICLE 3.
                                 ADMINISTRATION

         3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

         3.2 Awards. The Committee shall have full authority to grant to Eligible Employees, pursuant to the terms of this Plan: (i) Stock Options, (ii) Restricted Stock, (iii) Stock Appreciation Rights, and (iv) Performance-Based Awards. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees to whom Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance-Based Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

                  (f) to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees in order to exercise Options under this Plan;

                  (g) to determine whether to require an Eligible Employee, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

                  (h) to determine whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.

         3.3 Guidelines. Subject to Article 12 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options, Stock

Appreciation Rights and certain awards of Performance-Based Awards and shall be limited, construed and interpreted in a manner so as to comply therewith.

         3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5 Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7 Designation of Consultants/Liability.

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, the Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer, employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, employee's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   ARTICLE 4.
                           SHARE AND OTHER LIMITATIONS

         4.1 Shares.

                  (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 12,500,000 shares (subject to any increase or decrease pursuant to Section 4.2); provided, however, that notwithstanding the foregoing, no more than 850,000 shares (subject to any increase or decrease pursuant to Section 4.2) shall be subject to Awards of Restricted Stock or Performance-Based Awards denominated in shares of Common Stock. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If any shares of Restricted Stock or Performance-Based Awards denominated in shares of Common Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock or Performance-Based Awards denominated in shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

                  (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option or any

Performance-Based Awards denominated in shares of Common Stock for any Performance Period which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 750,000 shares (subject to any increase or decrease pursuant to Section 4.2); provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum number of shares of Common Stock subject to Performance-Based Awards shall be determined by multiplying 750,000 by a fraction, the numerator of which is the number of days in the Performance Period and the denominator of which is 1095.

                           (ii) The maximum number of shares of Common Stock
subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 750,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options.

                           (iii) The maximum payment under any Performance-Based
Awards denominated in dollars under this Plan to each Eligible Employee for any Performance Period shall be $4,000,000, provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum value at grant of Performance-Based Awards under this subparagraph (iii) shall be determined by multiplying $4,000,000 by a fraction, the numerator of which is the number of days in the Performance Cycle and the denominator of which is 1095.

                           (iv) To the extent that shares of Common Stock for
which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company are not covered by an Award in the Company's fiscal year, such shares of Common Stock shall not be available for grant or issuance to the Participant in any subsequent fiscal year during the term of this Plan.

         4.2 Changes.

                  (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company's preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

         If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3 Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE 5.
                                   ELIGIBILITY

         All management (excluding Non-Employee Directors) and other employees of the Company and its Affiliates are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights and Performance-Based Awards under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole and absolute discretion.

                                   ARTICLE 6.
                                  STOCK OPTIONS

         6.1 Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

         6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Eligible Employee of an Affiliate (other than one described in Section 2.1(i) or (ii)) shall be a Non-Qualified Stock Option.

         6.3 Terms of Options. Options granted under Article 6 of this Plan shall be subject to Article 10 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall not be less than 110% of the Fair Market Value of the share of Common Stock at the time of grant.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of Company, (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price to the extent permitted by law, (iii) by payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or (iv) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                  (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

         Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

         Without the written consent of the Company, no Common Stock acquired by a Participant upon the exercise of an Incentive Stock Option granted hereunder may be disposed of by the Participant within two (2) years from the date such Incentive Stock Option was granted, nor within one (1) year after the transfer of such Common Stock to the Participant; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

                  (f) Form of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee.

                  (g) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock, or may, in the Option agreement, reserve a right to so provide after the time of grant.

                  (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads." With regard to such "reloads", the Committee shall have the authority (but not an obligation) to include within any Option agreement a provision entitling the optionee to a further Option (a "Reload Option") if the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six (6) months prior to such date of surrender in accordance with the Plan and the terms and conditions of the Option agreement. Any Reload Option shall not be an Incentive Stock Option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the Fair Market Value of the Common Stock on the date of exercise of such original Option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

                                   ARTICLE 7.
                             RESTRICTED STOCK AWARDS

         7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

         7.2 Awards and Certificates. An Eligible Employee selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                  (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be the minimum permitted by applicable law.

                  (b) Acceptance. Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Celgene Corporation (the "Company") 1998 Stock Incentive Plan, as amended and restated as of April 23, 2003, and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company."

                  (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         7.3 Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article 10 and the following restrictions and conditions:

                  (a) Restriction Period; Vesting and Acceleration of Vesting.
(i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals established pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                           (ii) Performance Goals, Formulae or Standards. If the
lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

                  (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

                  (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

                                   ARTICLE 8.
                            STOCK APPRECIATION RIGHTS

         8.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

         8.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 10 and the following:

                  (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                  (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the

Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and Article 8.

                  (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this
Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                  (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                  (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

         8.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

         8.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 10 and the following:

                  (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

                  (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                  (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

                  (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

         8.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

                                   ARTICLE 9.
                            PERFORMANCE-BASED AWARDS

         9.1 Performance-Based Awards. Performance-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock or dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock or payment of dollar amount under such Awards upon the completion of a specified Performance Period.

         For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee's discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant's individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

         9.2 Terms and Conditions. Performance-Based Awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

                  (a) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

                  (b) Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

                  (c) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article.

                  (d) Purchase Price. Subject to Section 4.3, Common Stock issued on a bonus basis under this Article 9 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 9 shall be priced as determined by the Committee.

                  (e) Performance Goals, Formulae or Standards. (i) The Committee shall establish the Performance Goals and the individual target award (if any) in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate
Section 162(m) of the Code, such provision shall be of no force or effect.

                           (ii) The measurements used in Performance Goals set
under the Plan shall be determined in accordance with Generally Accepted Accounting Principles ("GAAP"), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under
Section 162(m) of the Code.

                  (f) Committee Certification. At the expiration of the Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved.

                                  ARTICLE 10.
                 NON-TRANSFERABILITY AND TERMINATION PROVISIONS

         The terms and conditions of this Article 10 shall apply to Awards under this Plan as follows:

         10.1 Nontransferability. No Stock Option, Stock Appreciation Right or Performance-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, solely to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article 10 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option which is Transferred to a Family Member pursuant to the preceding sentence may not be subsequently Transferred by such Family Member. Shares of Restricted Stock under Article 7 may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

         10.2 Termination of Employment. The following rules apply with regard to the Termination of Employment of a Participant:

                  (a) Termination by Reason of Death. If a Participant's Termination of Employment is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                  (b) Termination by Reason of Retirement or Disability. If a Participant's Termination of Employment is by reason of Retirement or Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the Participant's legal representative to the extent permitted under Section 14.11 or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period (the "Retirement or Disability Period") which is the shorter of (i) up to ten (10) years after the date of grant of such Stock Option or Stock Appreciation Right, such period to be set on a case by case basis by the Committee, or (ii) three (3) years from the date of such termination; provided, however, that, if the Participant dies within such Retirement or Disability Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one
(1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                  (c) Voluntary Resignation or Involuntary Termination Without Cause. If a Participant's Termination of Employment is due to a voluntary resignation or by involuntary termination without Cause and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the

Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

                  (d) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

                  (e) Termination of Employment for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                  (f) Termination of Employment for Performance-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment for any reason, the Performance-Based Award in question will vest or be forfeited or be payable in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                  ARTICLE 11.
                          CHANGE IN CONTROL PROVISIONS

         11.1 Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                  (a) All outstanding Stock Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety.

                  (b) All unvested Restricted Stock and Performance-Based Awards shall become fully vested upon a Change in Control, including without limitation, the following: (i) the restrictions to which any shares of Restricted Stock of a Participant granted prior to the Change in

Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control, and (ii) the conditions required for vesting of any unvested Performance-Based Awards shall be deemed to be satisfied upon such Change in Control and all outstanding Performance-Based Awards shall be paid upon a Change in Control at the higher of (1) the Participant's individual target award and (2) a payment based on actual achievement of the Performance Goals through the date of the Change in Control.

         11.2 Change in Control. A "Change in Control" shall mean the occurrence of any of the following:

                  (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company's then outstanding securities;

                  (b) the merger, consolidation or other business combination of the Company (a "Transaction"), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (a) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

                  (c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the "Incumbent Directors") ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

                  (d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

                                  ARTICLE 12.
                      TERMINATION OR AMENDMENT OF THE PLAN

         Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options,
Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b), (ii) change the classification of employees eligible to receive Awards under this Plan,
(iii) decrease the minimum option price of any Stock Option, (iv) extend the maximum option period under Section 6.3, (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options,
Section 422 of the Code or (vi) materially alter the Performance Criteria set forth in Exhibit A. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                  ARTICLE 13.
                             UNFUNDED STATUS OF PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE 14.
                               GENERAL PROVISIONS

         14.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

         All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         14.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

         14.3 No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time.

         14.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

         At the discretion of the Committee, any such withholding obligation with regard to any Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         14.5 Listing and Other Conditions.

                  (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this
Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         14.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         14.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         14.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         14.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

         14.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

         14.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person's duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

         14.12 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

         14.13 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         14.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE 15.
                       APPROVAL OF BOARD AND STOCKHOLDERS

         The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or
Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

                                  ARTICLE 16.
                                  TERM OF PLAN

         No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan was initially adopted or the date of stockholder approval (if applicable), but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE 17.
                                  NAME OF PLAN

         This Plan shall now be known as the Celgene Corporation 1998 Stock Incentive Plan (known prior to April 23, 2003 as the 1998 Long-Term Incentive
Plan).

                                   APPENDIX A

                              PERFORMANCE CRITERIA
                              --------------------

         Performance Goals established for purposes of an Award of Performance-Based Awards intended to comply with Section 162(m) of the Code shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
(vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; (xi) the filing of a new drug application ("NDA") or the approval of the NDA by the Food and Drug Administration; (xii) the achievement of a launch of a new drug; (xiii) research and development milestones; (xiv) the successful completion of clinical trial phases or (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

         In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or
(ii) adjust, modify or amend the aforementioned business criteria.

                               CELGENE CORPORATION
                                      PROXY

         The undersigned hereby appoints John W. Jackson, Sol J. Barer and Robert J. Hugin, and each of them, with power of substitution and resubstitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 10, 2003, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1), (2) AND (3)

1. PROPOSAL TO ELECT TEN DIRECTORS

    [ ] FOR all nominees listed below        [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary)       to vote for all nominees listed

             John W. Jackson                        Michael D. Casey
             Sol J. Barer, Ph.D.                    Arthur Hull Hayes, Jr., M.D.
             Robert J. Hugin                        Gilla Kaplan, Ph.D.
             Jack L. Bowman                         Richard C.E. Morgan
             Frank T. Cary                          Walter L. Robb, Ph.D.

         INSTRUCTION:     TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                          INDIVIDUAL, WRITE THAT NOMINEE'S NAME ON THE
                          SPACE PROVIDED BELOW:

                      ----------------------------------------------------------



2. PROPOSAL TO AMEND AND RESTATE THE 1998 STOCK INCENTIVE PLAN (KNOWN PRIOR TO APRIL 23, 2003 AS THE 1998 LONG-TERM INCENTIVE PLAN) TO INCREASE THE NUMBER OF SHARES THAT MAY BE SUBJECT TO AWARDS GRANTED THEREUNDER FROM 8,500,000 to 12,500,000 AND TO AUTHORIZE THE AWARD OF CERTAIN PERFORMANCE-BASED AWARDS

              [ ]   FOR            [ ]   AGAINST          [ ]     ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

              [ ]  FOR             [ ]   AGAINST          [ ]     ABSTAIN

4. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

[ ]   I will attend the meeting         [ ]  I will not attend the meeting

Note: Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

                  Dated:
                           -----------------


                           -------------------------------------------
                                   (Signature)

                           -------------------------------------------
                                   (Signature)

                           -------------------------------------------
                                   (Signature)

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.


                                       2